Exhibit 10.1
FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is entered into as of March 31, 2017, by and among TRUPANION, INC., a Delaware corporation (“Trupanion”), TRUPANION MANAGERS USA, INC., an Arizona corporation (“Trupanion Managers”; together with Trupanion, individually and collectively, “Borrower”), the several banks and other financial institutions or entities from time to time party to the Agreement (as hereinafter defined) (each a “Lender” and, collectively, the “Lenders”), PACIFIC WESTERN BANK, a California state chartered bank (“PWB”), as a Lender and as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).
RECITALS

A.	Borrower, the Administrative Agent, and the Lenders are parties to that certain Loan and Security Agreement dated as of December 16, 2016 (as amended from time to time, the “Agreement”).

B.	Borrower, the Administrative Agent, and the Lenders have agreed to extend the Revolving Maturity Date under the Agreement.

C.
Borrower has issued a secured promissory note in the aggregate principal amount of Two Million Five Hundred Fifty Thousand Dollars ($2,550,000) to one of Borrower’s service providers (the “Service Provider Loan”).

D.	The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:

1)	The following terms and their respective definitions set forth in Section 1.1 of the Agreement are hereby amended by deleting them in their entirety and replacing them with the following:
“LC and Ancillary Services Sublimit” means a sublimit for Ancillary Services and Letters of Credit under the Revolving Line not to exceed Four Million Five Hundred Thousand Dollars ($4,500,000).
“Revolving Maturity Date” means December 16, 2019.

2)
Subject to the terms and conditions of this Amendment, Administrative Agent hereby (a) consents to (i) Trupanion entering into the Service Provider Loan and (ii) agrees that such Service Provider Loan shall be considered a “Permitted Investment” under the Agreement and (iii) shall not, in and of itself, violate the Agreement (including, without limitation, Section 7.7 of the Agreement). The consent set forth in this Section 2 shall not be deemed or otherwise construed to constitute a consent or waiver of any other provisions of the Agreement or any of the other Loan Documents.

30699986v3 239081.000030

3)
Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

5)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6)	As a condition to the effectiveness of this Amendment, Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent, the following:
a)this Amendment, duly executed by Borrower;
b)payment of all Administrative Agent expenses, including Administrative Agent’s expenses for the documentation of this amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and
c)such other documents and completion of such other matters, as Administrative Agent may reasonably deem necessary or appropriate.

[Signatures on the Following Pages]

30699986v3 239081.000030

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.
BORROWER:
TRUPANION, INC.
By: /s/ Darryl Rawlings
Name: Darryl Rawlings
Title: CEO
TRUPANION MANAGERS USA, INC.
By: /s/ Darryl Rawlings
Name:    Darryl Rawlings
Title: CEO
ADMINISTRATIVE AGENT:
PACIFIC WESTERN BANK, as the Administrative Agent
By: /s/ Adam Glick
Name:    Adam Glick
Title:    SVP

30699986v3 239081.000030

LENDERS:
PACIFIC WESTERN BANK, as a Lender
By: /s/ Adam Glick
Name:    Adam Glick
Title: SVP
WESTERN ALLIANCE BANK, as a Lender
By: /s/ Jeff Brown
Name:    Jeff Brown
Title: VP

30699986v3 239081.000030